SUPPLEMENT TO THE CORE PROSPECTUS DATED MARCH 16, 1998, AS SUPPLEMENTED FEBRUARY 11, 1999 AND
SUPPLEMENT TO THE STRATEGIC PROSPECTUS DATED NOVEMBER 29, 1998, AS SUPPLEMENTED FEBRUARY 11, 1999
FOR THE LORD ABBETT INVESTMENT TRUST

SUPPLEMENT EFFECTIVE DATE: FEBRUARY 11, 1999



LORD ABBETT
INVESTMENT TRUST
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

     The Core Series ("we" or the "Series") is a separate series of Lord Abbett Investment Trust (the "Fund"). The Fund currently consists of five series. Only shares of the Core Series and its only class of shares - Class Y shares - are being offered by this Prospectus.
We seek income and capital appreciation to produce a high total return. In seeking this investment objective, the Series invests in U.S. Government debt securities, mortgage-backed securities and investment grade debt securities. There can be no assurance that we will achieve our objective.

This Prospectus sets forth concisely the information about the Series and the Fund that a prospective investor should know before investing. Additional information about the Series and the Fund has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- The Statement of Additional Information." The date of this Prospectus and of the Statement of Additional Information is March 16, 1998, as supplemented February 11, 1999.

PROSPECTUS
Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer.
Shares of the Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Series involves risks, including the possible loss of principal.

CONTENTS                                 PAGE

        1       Investment Objective    2

        2       Fee Table               2


        3       How We Invest           2

        4       Purchases               7


        5       Our Management           8

        6       Dividends, Capital Gains
                Distributions and Taxes 9

        7       Redemptions             9
        8       Performance             10

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 INVESTMENT OBJECTIVE

     Our investment objective is to seek income and capital appreciation to produce a high total return. In pursuit of this objective, the Series over time will have volatility approximating that of an average duration falling within a range of 2.5 and 6.5 years currently. Using the average duration of the Lehman Brothers Aggregate Bond Index (currently 4.5 years) as the center, the average duration range is established periodically by extending two years above and below this center. We will not change our investment objective without shareholder approval.

2 FEE TABLE
A summary of expenses of the Series is set forth in the table below. The example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


Shareholder  Transaction  Expenses                Class Y
(as a percentage of offering  price)              Shares
Maximum Sales Load(1) on Purchases
(See  "Purchases")                                None
Deferred Sales
Charge (See "Purchases")                          None
Annual Fund Operating Expenses (as a percentage of
average  net  assets)
Management  Fees(2)  (See "Our  Management")      0.50%
Other Expenses(2) (See "Our Management")          0.30%
Total Operating Expenses(2)                       0.80%


     Example: Assume an annual return of 5% and there is no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all dividends and distributions, you would pay the following total expenses, assuming redemption on the last day of each period indicated.
                                   1 year         3 years
Class Y Shares(3)                  $8             $26

(1)Sales "load" is referred to as sales "charge" throughout this Prospectus.
(2)Although not obligated to, Lord, Abbett & Co. may waive its management fee and subsidize the expenses of the SEries. (3)These figures do not reflect a management fee waiver and e expense subsidy from Lord, Abbett & Co. The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Series.

3 HOW WE INVEST
     The management of the Fund will allocate the Series' investments among the following three sectors of the fixed-income securities markets:

     oU.S. Government Debt Securities Sector -- consisting primarily of debt obligations of the U.S. government, its agencies and instrumentalities.

     0Mortgage-Backed Securities Sector--consisting of securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property, and

     0Investment Grade Debt Securities Sector-- consisting primarily of debt securities which, at the time of purchase, are "investment grade," i.e., rated within one of the four highest grades determined either by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Duff & Phelps Inc., or Fitch Investors Service, or the equivalent in management's opinion.

     Lord, Abbett & Co. ("Lord Abbett") will continuously  review the allocation
of  assets  among  these  three  sectors  and  make   adjustments  as  it  deems
appropriate. There is no fixed limit on allocations among sectors.

U.S. Government Debt Securities. U.S. Government securities include: (1) obligations issued by the U.S. Treasury, differing only in their interest rates, maturities and time of issuance, and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates), (b) the right of the issuer to borrow from the U.S. Treasury or (c) the credit of the instrumentality. Agencies and instrumentalities include the Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Federal Farm Credit Bank, Student Loan Marketing Association, Tennessee Valley Authority, Financing Corporation and Resolution Funding Corporation. Obligations issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities include those so issued in a form separated into their component parts of principal and coupon payments, i.e., "component securities." A security backed by the U.S. Treasury or a U.S.
Government agency, although providing substantial protection against credit risk, is guaranteed only as to the timely payment of interest and principal. The market prices for such securities are not guaranteed and will fluctuate and, accordingly, such securities will not protect investors against price changes due to changing interest rates. Longer maturity U.S.

Government securities may exhibit greater price volatility in response to changes in interest rates than shorter maturity securities. In addition, certain U.S. Government securities may show even greater volatility if, for example, the interest payment component has been removed, as with zero coupon bonds.

Mortgage-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC: (b) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guaranteed but usually having some form of private credit enhancement. The dominant issuers or guarantors of mortgage-backed securities today are GNMA, FNMA and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage-backed securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Mortgage-backed securities issued by GNMA, FNMA and FHLMC are considered U.S. Government securities. The Series will not invest in mortgage-backed securities issued by private issuers unless they are rated, or the equivalent of, investment grade.

     Certain mortgage-backed securities "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

     The Fund may invest in mortgage obligations that are "stripped"; that is, the security is divided into two parts, one of which receives some or all of the principal payments ("POs") and the other of which receives some or all of the interest ("IOs"). Stripped securities are subject to increased volatility in price due to interest rate changes and have the additional risk that if the principal underlying the stripped security is prepaid rapidly (in the case of the IOs) or slowly (in the case of the POs), the stripped security may depreciate in value. Stripped securities are also subject to increased volatility in price due to interest rate changes and have the additional risk that the security will be less liquid during demand or supply imbalances. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed-rate mortgages are considered liquid securities by management of the Fund. All other IOs and POs will be considered illiquid.

Investment Grade Debt Securities. We may invest in debt securities which, at the time of purchase, are rated investment grade or are the equivalent in management's opinion. These investment grade debt securities include corporate bonds and debentures, mortgage-backed securities, corporate asset-backed securities and International Bonds. Some of these are zero coupon securities and securities issued on a when-issued or delayed-delivery basis.

OTHER POLICIES
When-Issued Securities. We may purchase U.S. Government securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term U.S. Government securities without amortizing any premiums. We do not start earning interest on these when-issued securities until settlement and often will sell them prior to settlement. This investment strategy is expected to contribute significantly to a portfolio turnover rate substantially in excess of 100% for the Series. This strategy will have little or no transaction cost or adverse tax consequences for the Series. Transaction costs normally will exclude brokerage because our fixed-income portfolio transactions are usually on a principal basis when using this strategy and any mark-ups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment.

     Lending Securities. We may engage in the lending of our portfolio securities. These loans may not exceed 30% of the value of the Series' total assets. In such an arrangement the Series loans securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized by an amount at least equal to 100% of the market value of the securities loaned. Cash collateral is invested in obligations issued or guaranteed by the U.S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by Standard & Poor's Rating Services ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and market loss should the borrowers of the portfolio securities fail financially.

     Repurchase Agreements. We may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to or in excess of, the value of the repurchase agreement.

     Conversion Rights and Warrants. We may hold or sell any property or securities which we may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by us. In no event will we voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in our portfolio is greater than 35% of the value of our gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium.

     Illiquid Securities. We may invest up to 15% of our net assets in illiquid securities. Securities which are subject to legal or contractual restrictions on resale, but which have been determined by the Board of Trustees to be liquid, such as Rule 144A securities, will not be subject to this limit. Investment by the Series in such securities, initially determined to be liquid, could have the effect of diminishing the level of the Series' liquidity during periods of decreased market interest in such securities.

     Borrowing. We may not borrow in excess of 33 1/3% of our gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes.


     International Bonds. The Series may invest in the securities of foreign issuers payable in U.S. dollars ("International Bonds").

     Corporate Asset-Backed Securities. Asset-backed securities are fractional interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Series. These securities are frequently supported by a credit enhancement, such as a letter of credit, a guaranteed or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit receivables, the issuer of the security may have no security interest in the related collateral. Thus, the risks of corporate asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers.

     Short Sales. The Series may attempt t limit exposure to a possible market decline in the value of portfolio securities through short sales of securities which the management believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Series may borrow the security sold short to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Series is required to pay the lender any accrued interest or dividends and may be required to pay a premium.

     The Series will realize a gain if the security declines in price between the date of the short sale and the date on which the Series replaces the borrowed security. On the other hand, the Series will incur a loss as a result of the short sale if the price of the security increases between those dates. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     The Series does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Series' net assets. A short sale is "against-the-box" to the extent that the Series contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

     Hedging Transactions. To help protect the value of the Series' portfolio from interest rate fluctuations, the Series may engage in interest rate swaps and purchase interest rate "caps," "floors" and "collars." The Series will enter into these transactions primarily to preserve a return or spread on a particular investment or portions of its portfolio or to protect against any increase in the price of securities the Series anticipates purchasing. The Series intends to use these transactions as a hedge and not as a speculative investment. There is no assurance that these transactions will be successful. The Series will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Series may be obligated to pay.

Interest rate swaps are the exchange by the Series with another party of their respective commitments to pay or receive interest with respect to a notional (agreed upon) principal amount, for example, an exchange of floating rate payments for fixed rate payments. Interest rate swaps are generally entered into to permit the party seeking a floating or fixed rate obligation, as the case may be, the opportunity to acquire such obligation at a lower rate than is directly available in the credit market. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

     The purchase of an interest rate cap entitles the purchasers, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Eurodollar Instruments. The Series may make investment in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

     Investments in Eurodollar instruments which are traded on domestic and foreign securities exchanges may entail risks to the extent traded on foreign securities exchanges, including less regulation; foreign, political, legal and economic factors; less availability of information; different settlement practices and currency fluctuations.

     Options and Futures. The Series may deal in options on securities and options on securities indices, and futures transactions with respect to such securities, and options on such futures and short sales with respect to such options and futures. The Series may write (sell) call options and put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options.

     Risks of Options, Futures and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transaction costs to which the Series would not be subject absent the use of these strategies. Risks inherent in the use of options and futures include: (1) dependence on management's ability to predict correctly movements in the direction of specific securities being hedged or the movement in securities indices; (2) imperfect correlation between the price of options and securities index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) daily limits on price variance for a futures contract or related options imposed by certain futures exchanges and boards of trade may restrict transactions in such securities on a particular day.

     Use of Segregated and Other Special Accounts. Many Series investments (such as short sales other than those "against the box," options and futures), in addition to other requirements, require that the Series segregate cash or liquid assets with its custodian to the extent Series obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount or any obligation by the Series to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

     In the case of a futures contract or an option thereon, the Series must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of a futures contract. In the case of short sales, the Series must provide collateral to the lender and (except for short sales "against the box) also maintain additional assets consisting of cash or liquid assets in a segregated account with the Series' custodian.

     Duration Management. Although the U.S. Government securities, zero coupon bonds, GNMA certificates, mortgage-backed securities, asset-backed securities, futures and options mentioned herein may be volatile, this volatility, while not eliminated, is managed by the policy of Lord Abbett to maintain the average duration of securities held by the Series within the average duration range mentioned above under "Investment Objective."

     Risk Factors - International Securities. Securities markets of foreign countries in which we may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or reduction to shareholders and different securities settlement practices. Foreign securities may be traded on days that we do not value our portfolio securities, and, accordingly, net asset values may be significantly affected on days when shareholders do not have access to the Series.

     We will not change our investment objective without shareholder approval.

4 PURCHASES
Class Y Shares. Class Y shares are purchased at net asset value with no sales charge of any kind. The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

Who May Invest? Eligible purchasers of Class Y shares include (i) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with any account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis; (ii) institutional investors, including retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business; and (iii) employees and partners of Lord Abbett, directors (trustees) of Lord-Abbett-managed funds and spouses and other family members of such employees, partners and directors (trustees). All shares may be purchased at the net asset value per share next computed after the order is received by Lord Abbett. The minimum initial investment with respect to investors mentioned in
(iii) above is $1,000. Subsequent investments may be made in any amount. Certificates representing shares of the Fund will not be issued. This will relieve shareholders of the responsibility and inconvenience of safekeeping share certificates and save the Fund unnecessary expense.

     How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent or through Lord Abbett Distributor. Place your order with your investment dealer or send it to the Lord Abbett Fund you selected (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for those investors mentioned in (iii) above. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

     Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at net asset value effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the net asset value effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     Buying Shares By Wire. To open an account, call 800-821-5129 to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, Account Number: 9878002611, FBO:
(account name) and (account number.) Specify the complete name of the fund/series of your choice, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A., Routing number , account number: 101000695, Account
Number: 9878002611, FBO: (account name) and (account number). Specify the complete name of the fund/series of your choice, note Class Y shares and include your account number and your name.

     Telephone Exchange Privilege. Class Y shares may be exchanged without a service charge for shares of the same class of any other Lord Abbett-sponsored fund.

5 OUR MANAGEMENT
Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Trustees with the advice of Lord Abbett (herein referred to as "management"). We employ Lord Abbett as investment manager for the Series pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 69 years and currently manages approximately $27 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett is obligated to provide the Series with investment management services and executive and other personnel, pay the remuneration of our officers and of our trustees affiliated with Lord Abbett, provide us with office space and pay for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of the Series' portfolio and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients


     The Fund's investment decisions are made by Robert Gerber. Mr. Gerber is Executive Vice President and Portfolio Manager of the Fund, and has served in this capacity since the date of this Prospectus. He joined Lord Abbett in July 1997 as Director of High Grade Fixed Income. Prior to joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager of Sanford C. Bernstein & Co., Inc. since 1992.

Under the Management Agreement,  the Series is obligated to pay Lord
Abbett a monthly fee based on its average daily net assets for each month at the annual rate of .50% of 1%. Because Lord Abbett intends to waive the payment of the management fee for the year after commencement of operations of the Series, the effective fee payable to Lord Abbett by the Series as a percentage of average daily net assets is expected to be at the annual rate of zero percent for such period. In addition, we pay all expenses not expressly assumed by Lord Abbett. The Series' ratio of expenses, including management fee expenses, to average net assets for such one-year period is expected to be zero percent.

6 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
With respect to the Series, dividends from taxable net investment income may be taken in cash or invested in additional shares at net asset value (without a sales charge) and will be paid to shareholders annually in December.

A capital gains distribution is made when the Series has net profits during the year from sales of securities. Any capital gains distributions will be made annually in December. They may be taken in cash or invested in more shares at net asset value without a sales charge.

Dividends and distributions declared in October, November or December of any year will be treated for federal income tax purposes as having been received by shareholders of the Series in that year if they are paid before February 1 of the following year. A supplemental capital gains distribution also may be paid in December.

The Series intends to meet the requirements of Subchapter M of the Internal Revenue Code. The Series will try to distribute to shareholders all of its net investment income and net realized capital gains, so as to avoid the necessity of paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Dividends derived from the Series' ordinary income and net short-term capital gains are taxable to Shareholders at ordinary income rates. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% and the "holding period" for long-term capital gains treatment is increased from one-year to eighteen months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) An individual, estate or trust with a holding period greater than one year but less than 18 months has "mid-term" gains taxed at a maximum rate of 28% (15% if the taxpayer is in the 15% tax bracket). Although it has not yet done so, Treasury has the authority to amend the tax law governing taxation of shareholders of a regulated investment company to reflect these changes. Although the Series does not know when and what regulations will be promulgated, it believes that the regulations should provide that whether received in cash or shares, regardless of how long a taxpayer has held the shares of the Series, distributions derived from net long-term or mid-term capital gains will be taxable to shareholders as long-term or mid-term capital gains, respectively.

     Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

     Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options, forward contracts and cross hedges.

     We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year.

     Shareholders should consult their tax advisers concerning applicable state and local taxes as well as on the tax consequences of gains or losses from the redemption or exchange of our shares.

7 REDEMPTIONS
To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. This privilege is automatically extended to all shareholders. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine with respect to the Fund and, therefore, will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you cannot use the expedited redemption procedures described above to redeem shares directly, send your request to Lord Abbett Investment Trust - Strategic Core Series (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor. Under certain circumstances and subject to prior written notice, our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

8 PERFORMANCE
Yield and Total Return. Yield and total return data may, from time to time, be included in advertisements about the Series. The Series' "yield" is calculated by dividing the annualized net investment income per share on the portfolio during a 30-day period by the net asset value on the last day of the period. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. The dividend distribution rate is calculated by dividing the dividends of the Series' shares derived from net investment income during a stated period by the net asset value on the last day of the period. Yields and dividend distribution rates for Series' shares is shown at net asset value without the deduction of any sales charge.

     "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Series at the net asset value. When total return is quoted for Series' shares, it is shown at net asset value without the deduction of any sales charge. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more
detailed   description.

     See "Performance" in the Statement of Additional Information for a more detailed discussion concerning the computation of the Series' total return and yield.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give information or to make any representations not contained in this Prospectus or in supplemental literature authorized by the Fund, and no person is entitled to rely upon any information or representation not contained herein or therein.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800
Custodian
The Bank of New York
48 Wall Street
New York, New York 10286
Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141
Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141 800-821-5129 Auditors Deloitte & Touche LLP Counsel Debevoise & Plimpton Printed in the U.S.A.
LAIT-1398
(3/98)

   Lord Abbett

  Prospectus `98
    March 16, 1998

Lord Abbett
Investment Trust



Core Series

LORD ABBETT STRATEGIC CORE FUND
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

     This  Prospectus  sets forth  concisely the  information  about Lord Abbett
Strategic Core Fund (sometimes referred to as "we" or the "Fund") that you should know before investing. Please read this Prospectus before investing and retain it for future reference.

     The Fund's investment objective is income and capital appreciation to produce a high total return. In seeking this investment objective, the Fund invests in U.S. Government debt securities; mortgage-backed securities;
investment grade debt securities; foreign debt securities; and high-yield, lower-rated debt securities. There can be no assurance that we will achieve our objective.

     The Statement of Additional information dated November 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain it without charge, by writing to the Fund or by calling 800-874-3733 and asking for "Part B of the Prospectus -- The Statement of Additional Information." In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional, material incorporated by reference, and other information regarding registrants that file electronically with the Commission. The date of this Prospectus and of the Statement of Additional Information is November 29, 1998, as supplemented February 11, 1999.

PROSPECTUS
Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.

CONTENTS        PAGE
        1       Investment Objective    2

        2       Fee Table               2


        3       How We Invest           2

        4       Purchases               7


        5       Our Management          8

        6       Dividends, Capital Gains9
                Distributions and Taxes 9

        7       Redemptions             9
        8       Performance             10

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 INVESTMENT OBJECTIVE

     Our investment objective is to seek income and capital appreciation to produce a high total return. In pursuit of this objective, the Fund over time will have volatility approximating an average duration falling within a range of
2.5 and 6.5 years currently. Using the average duration of the Lehman Brothers Aggregate Bond Index (currently 4.5 years) as the center, the average duration range is established periodically by extending two years above and below this center.

2 FEE TABLE
A summary of expenses of the Fund is set forth in the table below. The example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

SHAREHOLDER  TRANSACTION  EXPENSES                      CLASS Y
(AS A PERCENTAGE OF OFFERING  PRICE)                    Shares
Shares Maximum Sales Load(1) on Purchases
(See  "Purchases")                                      None
Deferred Sales Charge (See "Purchases")                 None
ANNUAL FUND OPERATING EXPENSES  (AS A PERCENTAGE OF
AVERAGE  NET  ASSETS)
Management  Fee(2)  (See "Our  Management")            0.50%
Other Expenses(2) (See "Our Management")               0.26%
Total Operating Expenses(2)                            0.76%


     Example: Assume an annual return of 5% and no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all dividends and distributions, you would pay the following total expenses, assuming redemption on the last day of each period indicated.
                              1 year 3 years
Class Y Shares(3)               $8      $24

(1) Sales "load" is referred to as sales "charge"  throughout  this  Prospectus.
(2)Although not obligated to, Lord, Abbett & Co. may waive its management fee and subsidize the expenses of the Fund. (3)These figures do not reflect a management fee waiver and expense subsidy from Lord, Abbett & Co.

     The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Fund.

3 HOW WE INVEST
The management of the Fund will allocate the Fund's investments among the following five sectors of the fixed-income securities markets:

     oU.S. Government Debt Securities Sector -- consisting primarily of debt obligations of the U.S. government, its agencies and instrumentalities;


     oMortgage-Backed Securities Sector--consisting of securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property;


     oInvestment Grade Debt Securities Sector-- consisting primarily of debt securities which, at the time of purchase, are "investment grade," i.e., rated within one of the four highest grades determined either by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Duff & Phelps Inc., or Fitch Investors Service or the equivalent in management's opinion;


     oHigh-Yield Sector-- consisting of high yield, lower- rated, higher risk U.S. and foreign fixed-income securities; and


     oInternational Sector-- consisting of obligations of foreign governments, their agencies and instrumen- talities and other fixed-income securities denomina- ted in foreign currency.

Lord, Abbett & Co. ("Lord Abbett") will continuously review the allocation of assets among these five sectors and make adjustments as it deems appropriate. The U.S. Government Debt Securities Sector, Mortgage-Backed Securities Sector and Investment Grade Debt Securities Sector have an aggregate maximum limit of 100% of the Fund's net assets. The High-Yield Sector and International Sector each have a maximum limit consisting of 20% of the Fund's net assets.

U.S. Government Debt Securities. U.S. Government securities include: (1) obligations issued by the U.S. Treasury, and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates), (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the instrumentality. Agencies and instrumentalities include the Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Federal Farm Credit Bank, Student Loan Marketing Association, Tennessee Valley Authority, Financing Corporation and Resolution Funding Corporation. Obligations issued by the U.S. Treasury and by

U.S.
Government agencies and instrumentalities include those so issued in a form separated into their component parts of principal and coupon payments, i.e., "component securities." A security backed by the U.S. Treasury or a U.S.
Government agency, although providing substantial protection against credit risk, is guaranteed only as to the timely payment of interest and principal. The market prices for such securities are not guaranteed and will fluctuate and, accordingly, such securities will not protect investors against price changes due to changing interest rates. Longer maturity U.S. Government securities may exhibit greater price volatility in response to changes in interest rates than shorter maturity securities. In addition, component securities may show even greater volatility.

Mortgage-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC: (b) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. The dominant issuers or guarantors of mortgage-backed securities today are GNMA, FNMA and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage-backed securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Mortgage-backed securities issued by GNMA, FNMA and FHLMC are considered U.S. Government securities. Certain mortgage-backed securities "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

The Fund may invest in mortgage obligations that are "stripped"; that is, the security is divided into two parts, one of which receives some or all of the principal payments ("POs") and the other of which receives some or all of the interest ("IOs"). Stripped securities are subject to increased volatility in price due to interest rate changes and have the additional risk that if the principal underlying the stripped security is prepaid rapidly (in the case of the IOs) or slowly (in the case of the POs), the stripped security may depreciate in value. Stripped securities are also subject to increased volatility in price due to interest rate changes and have the additional risk that the security will be less liquid during demand or supply imbalances. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed-rate mortgages are considered liquid securities by management of the . All other IOs and POs will be considered illiquid.

Investment Grade Debt Securities. We may invest in debt securities which, at the time of purchase, are rated investment grade, or are the equivalent in management's opinion. These investment grade debt securities include corporate bonds and debentures, mortgage-backed securities, corporate asset-backed securities and International Bonds. Some of these are zero coupon securities and securities issued on a when-issued or delayed-delivery basis.

     High-Yield Securities. We seek unusual values in lower-rated, high yield debt securities.


     Higher yield on debt securities can occur during periods of inflation. Also, buying lower-rated bonds when the credit risk is above average but, we think, likely to decrease, can generate higher yields. Such debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer.

Capital appreciation potential is an important consideration in the selection of portfolio securities. Capital appreciation may be obtained by: (1) investing in debt securities when the trend of interest rates is expected to be down, and (2) investing in debt securities of issuers in financial difficulties when, in our opinion, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers. Such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved. In no event will we invest more than 5% of our gross assets at the time of investment in debt securities which are in default as to interest or principal.

International Securities. While the Fund's portfolio investments in foreign debt securities may be made in the types of securities above, issued by companies domiciled in developed countries, investments also may be made in the securities of companies domiciled in developing countries.

The Fund may invest  without
limit in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States. The Series may engage in foreign currency option and forward contract transactions.

OTHER POLICIES

When-Issued Securities. We may purchase U.S. Government securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term U.S. Government securities without amortizing any premiums. We do not start earning interest on these when-issued securities until settlement and often will sell them prior to settlement. This investment strategy is expected to contribute significantly to a portfolio turnover rate substantially in excess of 100% for the Fund. This strategy will have little or no transaction cost or adverse tax consequences for the Fund. Transaction costs normally will exclude brokerage because our fixed-income portfolio transactions are usually on a principal basis when using this strategy and any mark-ups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment.

     Lending Securities. We may engage in the lending of our portfolio securities. These loans may not exceed 30% of the value of the Fund's total assets. In such an arrangement, the Fund loans securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized by an amount at least equal to 100% of the market value of the securities loaned. Cash collateral is invested in obligations issued or guaranteed by the U.S. Government or its agencies, commercial paper or bond obligations rated AAA, AA or A-1/P-1 by Standard & Poor's Rating Services ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and market loss should the borrowers of the portfolio securities fail financially.

     Repurchase Agreements. We may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. Such repurchase agreement must, at all times, be collateralized by cash or securities reasonably acceptable to the Fund, having a value equal to or in excess of the value of the repurchase agreement.

     Conversion Rights and Warrants. We may hold or sell any property or securities which we may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by us. In no event will we voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in our portfolio is greater than 35% of the value of our gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium.

     Illiquid Securities. We may invest up to 15% of our net assets in illiquid securities. Securities which are subject to legal or contractual restrictions on resale, but which have been determined by the Board of Trustees to be liquid, such as Rule 144A securities, will not be subject to this limit. Investment by the Fund in such securities, initially determined to be liquid, could have the effect of diminishing the level of the Fund's liquidity during periods of decreased market interest in such securities.

     Borrowing. We may not borrow in excess of 33 1/3% of our gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes.

     International Bonds. The Fund may invest in the securities of foreign issuers payable in U.S. dollars ("International Bonds").

Corporate  Asset-Backed  Securities.   Asset-backed  securities  are  fractional
interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities are frequently supported by a credit enhancement, such as a letter of credit, a guaranteed or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit receivables, the issuer of the security may have no security interest in the related collateral. Thus, the risks of corporate asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers.

Short Sales. The Fund may attempt to limit exposure to a possible market decline in the value of portfolio securities through short sales of securities which the management believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund may borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. A short sale is "against-the-box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Hedging Transactions. To help protect
the value of the Fund's portfolio from interest rate fluctuations, the Fund may engage in interest rate swaps and trade in interest rate "caps," "floors" and "collars." The Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portions of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. There is no assurance that these transactions will be successful. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.

Interest rate swaps are the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to a notional (agreed upon) principal amount, for example, an exchange of floating rate payments for fixed rate payments. Interest rate swaps are primarily entered into to permit adjustments to the portfolio due to interest rate changes.

The purchase of an interest rate cap entitles the purchasers, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Eurodollar Instruments. The Fund may make investment in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

     Investments in Eurodollar instruments are traded on domestic and foreign securities exchanges. To the extent traded on foreign securities exchanges, risks may include less regulation; foreign, political, legal and economic factors; less availability of information; different settlement practices and currency fluctuations.

     Options and Futures. The Fund
may deal in options on securities and options on securities indices, and futures transactions with respect to such securities, and options on such futures and short sales with respect to such options and futures. The Fund may write (sell) call options and put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options.

     Risks of Options, Futures and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. Risks inherent in the use of options and futures include: (1) imperfect correlation between the price of options and futures and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; and (4) daily limits on price variance for a futures contract or related options imposed by certain futures exchanges and boards of trade may restrict transactions in such securities on a particular day.

Use of Segregated and Other Special Accounts. Many Fund investments (such as short sales other than those "against the box," options and futures), in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount or any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of a futures contract.

In the case of short sales, the Fund must provide collateral to the lender and (except for short sales "against the box") also maintain additional assets consisting of cash or liquid assets in a segregated account with the Fund's custodian.

Duration Management. Although the U.S. Government securities, zero coupon bonds, GNMA certificates, mortgage-backed securities, asset-backed securities, futures and options mentioned herein may be volatile, this volatility, while not eliminated, is managed by the policy of Lord Abbett to maintain the average duration of securities held by the Fund within the average duration range mentioned above under "Investment Objective."

     Risk Factors - International Securities. Securities markets of foreign countries in which we may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or reduction to shareholders and different securities settlement practices. Foreign securities may be traded on days that we do not value our portfolio securities, and, accordingly, net asset values may be significantly affected on days when shareholders do not have access to the Fund.

Risk Factors -- High Yield. We may invest substantially in lower-rated bonds because they tend to have higher yields. In general, the market for lower-rated bonds is more limited than that for higher-rated bonds and, therefore, may be less liquid. Market prices of lower-rated bonds may fluctuate more than those of higher-rated bonds, particularly in times of economic change and stress. In addition, because the market for lower-rated corporate debt securities has in past years experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower-rated bonds may be more limited than for higher-rated bonds and valuation of such securities may be more difficult and require greater reliance upon judgment.

While the market for lower-rated bonds may be relatively insensitive to interest rate changes, the market prices of these bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such changes and thus may be more volatile than prices of lower-rated securities paying interest periodically in cash. Lower-rated bonds that are callable prior to maturity may be more susceptible to refunding during periods of falling interest rates, requiring replacement with lower-yielding securities.

Since the
risk of default generally is higher among lower-rated bonds, the research and analysis performed by Lord Abbett are especially important in the selection of such bonds. If bonds are rated BB/Ba or lower, they are described as "high-yield bonds" because of their generally higher yields and are referred to colloquially as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment, Lord Abbett does not rely entirely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. We do not have any minimum rating criteria for our investments in bonds. Some issuers may default as to principal and/or interest payments subsequent to our purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

     Laws enacted from time to time could limit the tax or other advantages of, and the issuance of, lower-rated securities and could adversely affect their secondary market and the financial condition of their issuers. On the other hand, such legislation (curtailing the supply of new issues) could improve the liquidity, market values and demand for outstanding issues.

We will not change our investment objective without shareholder approval.

4 PURCHASES
     Class Y Shares. Class Y shares are purchased at net asset value with no sales charge of any kind. The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

Who May Invest? Eligible purchasers of Class Y shares include (i) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with any account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis; (ii) institutional investors, including retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business; and (iii) employees and partners of Lord Abbett, directors (trustees) of Lord-Abbett-managed funds and spouses and other family members of such employees, partners and directors (trustees). All shares may be purchased at the net asset value per share next computed after the order is received by Lord Abbett. The minimum initial investment with respect to investors mentioned in
(iii) above is $1,000. Subsequent investments may be made in any amount. Certificates representing shares of the Fund will not be issued. This will relieve shareholders of the responsibility and inconvenience of safekeeping share certificates and save the Fund unnecessary expense.

     How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent or through Lord Abbett Distributor. Place your order with your investment dealer or send it to the Lord Abbett Fund you selected (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for those investors mentioned in (iii) above. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

     Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at net asset value effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the net asset value effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     Buying Shares By Wire. To open an account, call 800-821-5129 to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878002611,
FBO: (account name) and (your Lord Abbett account number.) Specify the complete name of the fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A., routing number - 101000695, bank account number: 9878002611,
FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund, note Class Y shares and include your account number and your name.

Telephone Exchange Privilege. Class Y shares may be exchanged without a service charge for Class Y shares of any other eligible Lord Abbett-sponsored fund.

5 OUR MANAGEMENT
Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Trustees with the advice of Lord Abbett (herein referred to as "management"). We employ Lord Abbett as investment manager for the Fund pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 69 years and currently manages approximately $30 billion in a family of mutual funds and other advisory accounts. Under the Management
Agreement, Lord Abbett is obligated to provide the Fund with investment management services and executive and other personnel, pay the remuneration of our officers and of our trustees affiliated with Lord Abbett, provide us with office space and pay for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of the Fund's portfolio and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients

     The Fund's investment decisions are made by Robert Gerber. Mr. Gerber is Executive Vice President and Portfolio Manager of the Fund, and has served in this capacity since the date of this Prospectus. He joined Lord Abbett in July 1997 as Director of High Grade Fixed Income. Prior to joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager of Sanford C. Bernstein & Co., Inc. since 1992.

Under the Management Agreement, the Fund is obligated to pay Lord Abbett a monthly fee based on its average daily net assets for each month at the annual rate of .50%. Because Lord Abbett intends to waive the payment of the management fee for the year after commencement of operations of the Fund, the effective fee payable to Lord Abbett by the Fund as a percentage of average daily net assets is expected to be at the annual rate of zero percent for such period. In addition, we pay all expenses not expressly assumed by Lord Abbett. The Fund's ratio of expenses, including management fee expenses, to average net assets for such one-year period is expected to be zero percent.

     The Fund. The Fund is a separate series of Lord Abbett Investment Trust (the "Company"), an open-end management investment company organized as a business trust on August 16, 1993. The Company currently consists of five series. Only Class Y shares of the Fund are being offered in this Prospectus.


6 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
With respect to the Fund, dividends from taxable net investment income may be taken in cash or invested in additional shares at net asset value (without a sales charge) and will be paid to shareholders annually in December.

A capital gains distribution is made when the Fund has net profits during the year from sales of securities. Any capital gains distributions will be made annually in December. They may be taken in cash or invested in more shares at net asset value without a sales charge.

Dividends and distributions declared in October, November or December of any year will be treated for federal income tax purposes as having been received by shareholders of the Fund in that year if they are paid before February 1 of the following year. A supplemental capital gains distribution also may be paid in December.

The Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code. The Fund will try to distribute to shareholders all of its net investment income and net realized capital gains, so as to avoid the necessity of paying federal income tax.

Shareholders,  however, must report dividends and
capital gains distributions as taxable income. Dividends derived from the Fund's ordinary income and net short-term capital gains are taxable to Shareholders at ordinary income rates. Distributions by the Fund of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 12 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year.

Shareholders should consult their tax advisers concerning applicable state and local taxes as well as on the tax consequences of gains or losses from the redemption or exchange of our shares.

7 REDEMPTIONS
To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. This privilege is automatically extended to all shareholders. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine with respect to the Fund and, therefore, will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you cannot use the expedited redemption procedures described above to redeem shares directly, send your request to - Strategic Core Fund (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor.


     8 PERFORMANCE Under certain circumstances and subject to prior written notice, our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

Yield and Total Return. Yield and total return data may, from time to time, be included in advertisements about the Fund. The Fund' "yield" is calculated by dividing the annualized net investment income per share on the portfolio during a 30-day period by the net asset value on the last day of the period. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. The dividend distribution rate is calculated by dividing the dividends of the Fund's shares derived from net investment income during a stated period by the net asset value on the last day of the period. Yields and dividend distribution rates for Fund's shares is shown at net asset value without the deduction of any sales charge.

"Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the net asset value. When total return is quoted for Fund's shares, it is shown at net asset value without the deduction of any sales charge. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect.

     See "Past Performance" in the Statement of Additional Information for a more detailed description. See "Performance" in the Statement of Additional Information for a more detailed discussion concerning the computation of the Fund's total return and yield.

     This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give information or to make any representations not contained in this Prospectus or in supplemental literature authorized by the Fund, and no person is entitled to rely upon any information or representation not contained herein or therein.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800
Custodian
The Bank of New York
48 Wall Street
New York, New York 10286
Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141
Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141 800-821-5129 Auditors Deloitte & Touche LLP Counsel Debevoise & Plimpton Printed in the U.S.A.
LAIT-1 11/98
(11/98)

   Lord Abbett
  Prospectus `98
  November 29, 1998

LORD ABBETT
STRATEGIC CORE FUND